UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period :	September 1, 2015 — August 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PRYAX

Putnam Retirement Income Fund Lifestyle 2

Annual report
8 | 31 | 16

A world of investing.®

Putnam Investments

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Annual report
8 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	72

About the Trustees	73

Officers	75

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry, and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Over the past several months, multiple headwinds have tested the mettle of the U.S. stock market as it ascended to record highs. At the same time, international financial markets have weathered myriad macroeconomic challenges. We acknowledge that bouts of volatility can be challenging for investors, but the lesson, we believe, is to stay invested and maintain a diversified portfolio despite short-term fluctuations.

In the United States, many analysts believe that we are close to full employment, and the threat of a recession, which was a concern earlier this year, appears to have diminished. Overseas, stock markets are also near all-time highs, but we believe growth prospects are positive for many countries, as central banks remain accommodative.

All market environments present challenges, which is why we favor active strategies based on fundamental research like the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended August 31, 2016, as well as an outlook for the coming months.

As always, we believe it is important to consult regularly with your financial advisor, who can help you to determine whether your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 is designed for investors who are willing to accept a prudent amount of risk — by investing a portion of their assets in stocks, bonds, and mutual funds — while seeking income for their retirement years.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 20 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to seek to deliver long-term income in retirement.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Strategic allocations

Absolute Return Funds 39%
Fixed income 44%
Equity 17%

Allocations shown reflect portfolio weightings as of 8/31/16. Holdings and allocations may vary over time.

2 Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 2 3

Interview with your fund’s portfolio manager

How did Putnam Retirement Income Fund Lifestyle 2 perform during the 12-month reporting period ended August 31, 2016?

The fund delivered a positive return for the 12-month reporting period, gaining 3.31% in a global environment that seemed to grow more comfortable with investment risk as the period progressed. Compared with broad market measures, however, the fund under-performed both its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and its secondary benchmark, the all-equity S&P 500 Index.

The fund allocates its assets across a range of investment classes, including equities, fixed income, and absolute return strategies. As might be anticipated in an environment in which investors were generally willing to take on more risk, U.S. and international equities and fixed-income instruments farther out on the risk spectrum produced the most significant positive returns. Meanwhile, the fund’s allocations to absolute return strategies and the interest-rate-sensitive segments of the fixed-income market delivered lower returns.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Retirement Income Fund Lifestyle 2

What was the global investment environment like during the reporting period?

Overall, the investment environment was mostly favorable for both stocks and bonds for the 12-month reporting period ended August 31, 2016. There were a few periods of volatility that affected investor sentiment and had short-term negative effects on market performance in various asset classes during the reporting period. For example, there was a significant decline in energy prices in the early part of the period, which had a negative effect on both equities and high-yield bonds. In mid-winter, further worries about the deceleration of the Chinese economy precipitated another slide in risk sentiment. In early summer, on the heels of the United Kingdom’s surprise decision to leave the European Union [EU], markets sold off again. For the most part, however, investors seemed to shrug off these temporary events and, encouraged by accommodative monetary policies across many world economies, carried risk assets higher. For the period overall, it was an investment environment that exhibited a relatively low level of volatility.

At period-end, the S&P 500 Index, a broad measure of U.S. stock market performance, had achieved an annual gain of 12.55%. Internationally, in terms of developed-country equities, returns were somewhat lower. The MSCI EAFE Index [ND], a measure of equity performance in developed markets outside the United States and Canada, was basically flat for the 12-month period, returning –0.12%, although it produced a solidly positive result in the second half of the period.

The robust performance of U.S. stocks was mirrored in segments of the fixed-income arena, most especially in the credit-sensitive, high-yield bond space, which was buoyed by the stabilization of energy prices during the second half of the period. For the reporting period, the JPMorgan Global High Yield Index returned 9.47%. Within the interest-rate-sensitive segments of the global bond market, persistently low rates across many global economies continued to support higher bond prices. The Bloomberg Barclays U.S. Aggregate Bond Index, which represents the performance of domestically issued investment-grade bonds, was up 5.97% for the period, while developed-country debt,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/16. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on page 17.

Retirement Income Fund Lifestyle 2	5

as measured by Citigroup Non-U.S. World Government Bond Index, returned 12.24% for the 12-month reporting period.

How did the fund’s investment strategies affect performance during the reporting period?

The fund employs two main strategies in seeking to enhance performance. The first is dynamic asset allocation, which enables us to tactically shift portfolio weightings among the fund’s asset classes, which we may do in trying to capitalize on what we believe are strengths in those asset classes. We also may make shifts in asset allocations in order to reduce risk when we believe the investment environment may be vulnerable to downside movement. The second strategy we employ is individual security selection, which helps us take advantage of what we believe are the best risk/reward trade-offs among individual securities in given market conditions.

Over the past 12-month period, we continued to maintain a mostly neutral stance in our asset allocations. This is to say that we chose to keep asset class weightings at or near the fund’s traditional blended benchmark levels, which are more heavily tilted toward fixed-income instruments as is typical of a fund that is designed for investors in the “drawdown” phase of their retirement. An exception to that mostly neutral stance was the fund’s slight overweight exposure to equities during the period, especially to U.S. stocks. This allocation decision was beneficial to the fund’s overall performance.

The fund’s underperformance versus its primary benchmark was largely attributable to its significant exposure to Putnam Absolute Return Funds, where returns for the 12 months did not keep pace with traditional asset classes. The Absolute Return Funds, which are designed to help mitigate risk

Allocations are shown as a percentage of the fund’s net assets as of 8/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Retirement Income Fund Lifestyle 2

and to potentially outperform the general market during periods of flat or negative performance, were a drag on performance during a period when global markets were mostly strong.

How did the use of derivatives influence fund performance during the reporting period?

We used credit default swaps to hedge credit risk in fixed-income holdings and to hedge market risks, as well as to gain exposure to individual securities and baskets of securities. The fund also used futures contracts and forward currency contracts. The use of these additional derivative instruments did not have a meaningful effect on the fund’s performance during the period.

What is your outlook for the global investment environment?

I expect we will continue to hew close to our current neutral stance in terms of asset allocation. This is predicated on a somewhat cautious view toward events that may play out and affect the markets during the remainder of 2016. In particular, we will be watching the U.S. presidential election closely. We will keep tabs on any further developments regarding the United Kingdom’s exit from the EU. We will be interested in seeing how energy prices will be affected by international decisions about additional supply coming on line. Precisely

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 2	7

when the U.S. Federal Reserve decides to ratchet up short-term interest rates is a somewhat lesser concern from our current point of view, as we believe investors appear to be more interested in those markets — like Europe and Japan — where monetary policy remains extremely accommodative and where there may be greater opportunities for future growth.

Thank you, Bob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective March 2016, the class A share’s monthly dividend rate for Putnam Retirement Income Fund Lifestyle 2 increased to $0.006 per share from $0.005 per share as a result of increased levels of income earned from higher yields generated from bonds in the portfolio. Similar increases were made to class M, R, and Y shares during the reporting period.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University and a B.A. from the University of Massachusetts at Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Retirement Income Fund Lifestyle 2

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Income Fund Lifestyle 2	9

IN THE NEWS

In what President Barack Obama called a “turning point for the world,” the United States and China in early September ratified the Paris agreement to curb climate-warming emissions. China is the largest emitter of greenhouse gasses, followed by the United States, with both countries accounting for an estimated 40% of the world’s man-made CO2 emissions. The pact, which could take effect as early as the end of 2016, could be a boon for “green” industries, including companies that make wind turbines, solar panels, and electric cars, as well as those that specialize in energy-efficient buildings and carbon-capture technologies. China was motivated to join the pact for various reasons. For instance, many of the country’s large cities are choked with severe pollution, which threatens China’s political stability. In addition, China is the leading manufacturer of wind and solar technologies. Meanwhile, in the United States, the coal industry would likely be hard hit by the enactment of the Paris agreement as efforts are made to reduce CO2 emissions. The burning of coal is the largest single source of greenhouse gas emissions. In an interview with The New York Times , President Obama said that it is society’s responsibility to ensure that the coal-mine workers and others affected by the agreement are retrained to “build wind turbines and install solar panels.”

10 Retirement Income Fund Lifestyle 2

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	21.01%	16.17%	16.39%	15.39%	16.38%	16.38%	19.46%	15.58%	19.41%	22.60%
Annual average	3.72	2.92	2.95	2.78	2.95	2.95	3.47	2.82	3.46	3.98

5 years	24.11	19.15	19.50	17.50	19.49	19.49	22.53	18.55	22.48	25.61
Annual average	4.42	3.57	3.63	3.28	3.62	3.62	4.15	3.46	4.14	4.67

3 years	11.49	7.03	8.97	6.05	8.96	8.96	10.69	7.09	10.58	12.26
Annual average	3.69	2.29	2.91	1.98	2.90	2.90	3.44	2.31	3.41	3.93

1 year	3.31	–0.82	2.57	–2.32	2.56	1.58	3.02	–0.33	3.01	3.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Retirement Income Fund Lifestyle 2	11

Comparative index returns For periods ended 8/31/16

	Bloomberg Barclays
	U.S. Aggregate Bond Index	S&P 500 Index

Life of fund	20.30%	91.01%
Annual average	3.61	13.21

5 years	17.30	98.40
Annual average	3.24	14.69

3 years	13.70	41.64
Annual average	4.37	12.30

1 year	5.97	12.55

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,639 ($11,539 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,638, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $11,558. A $10,000 investment in the fund’s class R and Y shares would have been valued at $11,941 and $12,260, respectively.

12 Retirement Income Fund Lifestyle 2

Fund price and distribution information For the 12-month period ended 8/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		2	1	11		11	12

Income	$0.263		$0.197	$0.196	$0.234		$0.234	$0.287

Capital gains

Long-term gains	0.269		0.269	0.269	0.269		0.269	0.269

Short-term gains	0.014		0.014	0.014	0.014		0.014	0.014

Total	$0.546		$0.480	$0.479	$0.517		$0.517	$0.570

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$10.42	$10.85	$10.30	$10.30	$10.41	$10.76	$10.41	$10.43

8/31/16	10.20	10.63	10.07	10.07	10.19	10.53	10.19	10.21

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	0.71%	0.68%	N/A	N/A	0.47%	0.46%	0.47%	0.94%

Current 30-day SEC yield
(with expense limitation) [3,4]	N/A	1.51	0.82	0.82	N/A	1.26	1.29	1.80

Current 30-day SEC yield
(without expense limitation) [3]	N/A	0.26	–0.48	–0.48	N/A	–0.01	–0.01	0.49

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

Retirement Income Fund Lifestyle 2 13

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	21.44%	16.58%	16.74%	15.74%	16.73%	16.73%	19.86%	15.97%	19.81%	23.05%
Annual average	3.74	2.94	2.97	2.80	2.96	2.96	3.48	2.84	3.47	4.00

5 years	27.90	22.78	23.14	21.14	23.13	23.13	26.30	22.20	26.25	29.50
Annual average	5.04	4.19	4.25	3.91	4.25	4.25	4.78	4.09	4.77	5.31

3 years	10.36	5.95	7.94	5.05	7.93	7.93	9.56	6.00	9.46	11.12
Annual average	3.34	1.94	2.58	1.66	2.58	2.58	3.09	1.96	3.06	3.58

1 year	4.83	0.64	4.09	-0.87	4.08	3.09	4.54	1.14	4.53	5.08

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/15*	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Total annual operating expenses
for the fiscal year ended 8/31/15	2.18%	2.93%	2.93%	2.43%	2.43%	1.93%

Annualized expense ratio for
the six-month period ended
8/31/16†	0.70%	1.45%	1.45%	0.95%	0.95%	0.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.30%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

14 Retirement Income Fund Lifestyle 2

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/16 to 8/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.63	$7.50	$7.50	$4.92	$4.92	$2.33

Ending value (after expenses)	$1,061.90	$1,059.00	$1,058.90	$1,061.30	$1,060.20	$1,063.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/16, use the following calculation method. To find the value of your investment on 3/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.56	$7.35	$7.35	$4.82	$4.82	$2.29

Ending value (after expenses)	$1,021.62	$1,017.85	$1,017.85	$1,020.36	$1,020.36	$1,022.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 2 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

16 Retirement Income Fund Lifestyle 2

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the performance of the world bond market, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (Europe, Australasia, Far East) (ND) is free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Retirement Income Fund Lifestyle 2 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Retirement Income Fund Lifestyle 2

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

Retirement Income Fund Lifestyle 2 19

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management

20 Retirement Income Fund Lifestyle 2

fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least December 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, effective through at least December 30, 2017, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.45% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the

Retirement Income Fund Lifestyle 2 21

like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on June 13, 2011, the Trustees considered information about your fund’s total return over

22 Retirement Income Fund Lifestyle 2

the one-year and three-year periods ended December 31, 2015. Your fund’s class A shares’ net return was positive over the three-year period and was negative over the one-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Retirement Income Fund Lifestyle 2 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Retirement Income Fund Lifestyle 2

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Retirement Income Fund Lifestyle 2:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 2 (the “fund”) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2016 by correspondence with the custodian, brokers, transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2016

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The fund’s portfolio 8/31/16

INVESTMENT COMPANIES (44.5%)*	Shares	Value

iShares MSCI Japan ETF (Japan)	10,012	$122,947

Putnam Absolute Return 100 Fund Class Y Ω	66,126	665,888

Putnam Absolute Return 300 Fund Class Y Ω	159,736	1,547,844

Putnam Absolute Return 500 Fund Class Y Ω	241,407	2,599,958

Putnam Absolute Return 700 Fund Class Y Ω	34,235	385,481

Putnam Money Market Fund Class A Ω	529,032	529,032

SPDR S&P 500 ETF Trust	60	13,046

SPDR S&P MidCap 400 ETF Trust	6	1,710

Total investment companies (cost $6,113,426)		$5,865,906

COMMON STOCKS (15.8%)*	Shares	Value

Basic materials (0.5%)
BASF SE (Germany)	117	$9,514

BHP Billiton, Ltd. (Australia)	170	2,549

Boliden AB (Sweden)	132	2,796

Cabot Corp.	17	848

Celanese Corp. Ser. A	43	2,770

CIMIC Group, Ltd. (Australia)	18	401

Covestro AG (Germany)	31	1,614

Daicel Corp. (Japan)	100	1,277

Ems-Chemie Holding AG (Switzerland)	3	1,597

Evonik Industries AG (Germany)	106	3,563

Fortescue Metals Group, Ltd. (Australia)	315	1,151

Graphic Packaging Holding Co.	159	2,280

Hitachi Chemical Co., Ltd. (Japan)	100	2,158

Newcrest Mining, Ltd. (Australia) †	21	349

Newmont Mining Corp.	220	8,413

Reliance Steel & Aluminum Co.	28	2,018

Skanska AB (Sweden)	171	3,749

Steel Dynamics, Inc.	62	1,526

Stora Enso OYJ Class R (Finland)	304	2,684

UPM-Kymmene OYJ (Finland)	146	2,933

voestalpine AG (Austria)	43	1,423

W.R. Grace & Co.	19	1,484

Yara International ASA (Norway)	101	3,585

60,682
Capital goods (0.7%)
ACS Actividades de Construccion y Servicios SA (Spain)	119	3,372

Allegion PLC (Ireland)	34	2,421

Allison Transmission Holdings, Inc.	221	6,131

AO Smith Corp.	23	2,219

Berry Plastics Group, Inc. †	43	1,952

BWX Technologies, Inc.	47	1,824

Carlisle Cos., Inc.	17	1,783

Crane Co.	11	708

Crown Holdings, Inc. †	182	9,870

Fluor Corp.	33	1,713

26 Retirement Income Fund Lifestyle 2

COMMON STOCKS (15.8%)* cont.	Shares	Value

Capital goods cont.
Honeywell International, Inc.	49	$5,719

Ingersoll-Rand PLC	77	5,235

Jacobs Engineering Group, Inc. †	29	1,528

KBR, Inc.	49	719

Kone OYJ Class B (Finland)	13	653

Northrop Grumman Corp.	50	10,604

OSRAM Licht AG (Germany)	43	2,251

Quanta Services, Inc. †	174	4,477

Raytheon Co.	82	11,491

Schindler Holding AG (Switzerland)	6	1,129

Thales SA (France)	21	1,818

Vinci SA (France)	112	8,494

Waste Management, Inc.	99	6,330

Xylem, Inc.	56	2,848

95,289
Communication services (0.5%)
BT Group PLC (United Kingdom)	551	2,795

Equinix, Inc. R	17	6,267

Eutelsat Communications SA (France)	26	505

Juniper Networks, Inc.	381	8,793

NICE, Ltd. (Israel)	19	1,297

Orange SA (France)	173	2,642

PCCW, Ltd. (Hong Kong)	2,000	1,268

Sky PLC (United Kingdom)	83	925

Telenor ASA (Norway)	125	2,183

Telstra Corp., Ltd. (Australia)	1,150	4,536

Verizon Communications, Inc.	541	28,311

Vodafone Group PLC (United Kingdom)	613	1,850

61,372
Conglomerates (0.1%)
Siemens AG (Germany)	68	8,120

8,120
Consumer cyclicals (2.1%)
Amazon.com, Inc. †	31	23,844

Aristocrat Leisure, Ltd. (Australia)	173	1,959

Berkeley Group Holdings PLC (The) (United Kingdom)	25	877

Boral, Ltd. (Australia)	330	1,633

Brambles, Ltd. (Australia)	431	3,978

Carter’s, Inc.	64	6,099

Christian Dior SE (France)	19	3,285

Cie Generale des Etablissements Michelin (France)	16	1,701

Clorox Co. (The)	56	7,338

Compass Group PLC (United Kingdom)	315	5,965

Continental AG (Germany)	6	1,258

Discovery Communications, Inc. Class A †	540	13,775

Electrolux AB Ser. B (Sweden)	90	2,344

Euronet Worldwide, Inc. †	18	1,397

Experian PLC (United Kingdom)	79	1,571

Fiat Chrysler Automobiles NV (Italy)	479	3,310

Retirement Income Fund Lifestyle 2 27

COMMON STOCKS (15.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Flight Centre Travel Group, Ltd. (Australia)	71	$1,963

Global Payments, Inc.	13	987

Hakuhodo DY Holdings, Inc. (Japan)	100	1,087

Harvey Norman Holdings, Ltd. (Australia)	973	3,926

Home Depot, Inc. (The)	154	20,654

Host Hotels & Resorts, Inc. R	769	13,704

Howard Hughes Corp. (The) †	5	591

Hyatt Hotels Corp. Class A †	14	749

Industrivarden AB Class A (Sweden)	114	2,213

International Game Technology PLC	45	1,027

Interpublic Group of Cos., Inc. (The)	207	4,790

John Wiley & Sons, Inc. Class A	10	581

KAR Auction Services, Inc.	86	3,636

Kia Motors Corp. (South Korea)	49	1,841

Kimberly-Clark Corp.	67	8,580

Kingfisher PLC (United Kingdom)	1,365	6,652

Lagardere SCA (France)	36	878

Lear Corp.	37	4,303

Liberty Interactive Corp. Class A †	62	1,310

Liberty SiriusXM Group Class A †	67	2,245

Lowe’s Cos., Inc.	193	14,776

Madison Square Garden Co. (The) Class A †	4	723

Marks & Spencer Group PLC (United Kingdom)	480	2,173

Masco Corp.	260	9,225

News Corp. Class A	185	2,601

Owens Corning	56	3,076

Pandora A/S (Denmark)	3	373

Pearson PLC (United Kingdom)	196	2,228

Peugeot SA (France) †	105	1,549

Publicis Groupe SA (France)	10	742

PVH Corp.	57	6,142

Reed Elsevier PLC (United Kingdom)	105	1,992

Renault SA (France)	40	3,271

RR Donnelley & Sons Co.	80	1,368

RTL Group SA (Belgium)	29	2,441

ServiceMaster Global Holdings, Inc. †	62	2,313

SJM Holdings, Ltd. (Hong Kong)	1,000	628

Stanley Black & Decker, Inc.	22	2,723

Starz Class A †	79	2,464

TABCORP Holdings, Ltd. (Australia)	205	766

Taylor Wimpey PLC (United Kingdom)	358	758

Thor Industries, Inc.	13	1,055

TransUnion †	21	693

TUI AG (Germany)	63	879

Twenty-First Century Fox, Inc.	98	2,405

Urban Outfitters, Inc. †	57	2,043

Vail Resorts, Inc.	13	2,060

Valeo SA (France)	63	3,260

28 Retirement Income Fund Lifestyle 2

COMMON STOCKS (15.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Vantiv, Inc. Class A †	65	$3,493

Vista Outdoor, Inc. †	17	677

Visteon Corp.	39	2,757

Wal-Mart Stores, Inc.	324	23,147

William Hill PLC (United Kingdom)	308	1,287

Wolters Kluwer NV (Netherlands)	71	2,980

World Fuel Services Corp.	22	981

WPP PLC (United Kingdom)	333	7,679

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	500	2,124

281,903
Consumer staples (1.2%)
Altria Group, Inc.	291	19,232

Ashtead Group PLC (United Kingdom)	103	1,711

British American Tobacco PLC (United Kingdom)	153	9,493

Coca-Cola Amatil, Ltd. (Australia)	922	6,780

ConAgra Foods, Inc.	14	653

Diageo PLC (United Kingdom)	28	775

Dr. Pepper Snapple Group, Inc.	75	7,028

Estee Lauder Cos., Inc. (The) Class A	81	7,228

Heineken Holding NV (Netherlands)	18	1,447

Hershey Co. (The)	71	7,092

Imperial Brands PLC (United Kingdom)	160	8,391

Ingredion, Inc.	21	2,876

J Sainsbury PLC (United Kingdom)	562	1,773

JM Smucker Co. (The)	38	5,388

Koninklijke Ahold Delhaize NV (Netherlands)	421	10,080

McDonald’s Corp.	89	10,294

METRO AG (Germany)	62	1,840

Nestle SA (Switzerland)	85	6,767

PepsiCo, Inc.	173	18,468

Pool Corp.	14	1,412

Reckitt Benckiser Group PLC (United Kingdom)	31	2,994

Starbucks Corp.	226	12,708

Sysco Corp.	125	6,483

Tate & Lyle PLC (United Kingdom)	104	1,002

WH Group, Ltd. (Hong Kong)	3,500	2,752

WM Morrison Supermarkets PLC (United Kingdom)	900	2,328

Woolworths, Ltd. (Australia)	72	1,278

158,273
Energy (0.8%)
BP PLC (United Kingdom)	398	2,236

Chevron Corp.	160	16,093

Exxon Mobil Corp.	307	26,752

Gulfport Energy Corp. †	34	972

Nabors Industries, Ltd.	320	3,181

Neste OYJ (Finland)	28	1,166

Occidental Petroleum Corp.	36	2,767

OMV AG (Austria)	194	5,436

Patterson-UTI Energy, Inc.	98	1,910

Retirement Income Fund Lifestyle 2 29

COMMON STOCKS (15.8%)* cont.	Shares	Value

Energy cont.
QEP Resources, Inc.	204	$3,896

Repsol SA (Spain)	103	1,383

Rowan Cos. PLC Class A	166	2,068

Royal Dutch Shell PLC Class A (United Kingdom)	60	1,466

Royal Dutch Shell PLC Class B (United Kingdom)	157	4,004

Schlumberger, Ltd.	144	11,376

Superior Energy Services, Inc.	150	2,525

Total SA (France)	221	10,538

Vestas Wind Systems A/S (Denmark)	59	4,895

Woodside Petroleum, Ltd. (Australia)	108	2,312

104,976
Financials (5.3%)
3i Group PLC (United Kingdom)	955	7,706

Aegon NV (Netherlands)	188	770

AerCap Holdings NV (Ireland) †	24	959

Aflac, Inc.	77	5,712

Ageas (Belgium)	55	1,900

Agree Realty Corp. R	75	3,599

Alexandria Real Estate Equities, Inc. R	62	6,826

Allianz SE (Germany)	53	7,895

Allied World Assurance Co. Holdings AG	38	1,541

Allstate Corp. (The)	158	10,896

Ally Financial, Inc.	132	2,645

American Capital Agency Corp. R	204	3,939

American Financial Group, Inc.	19	1,428

Ameriprise Financial, Inc.	65	6,570

Annaly Capital Management, Inc. R	437	4,680

Aspen Insurance Holdings, Ltd.	22	1,011

AvalonBay Communities, Inc. R	108	18,901

Aviva PLC (United Kingdom)	197	1,108

AXA SA (France)	232	4,870

Banco Santander SA (Spain)	1,177	5,278

Bank of New York Mellon Corp. (The)	200	8,334

BNP Paribas SA (France)	153	7,783

Boston Properties, Inc. R	129	18,077

Brandywine Realty Trust R	56	903

Broadridge Financial Solutions, Inc.	26	1,802

Camden Property Trust R	28	2,458

Capital One Financial Corp.	17	1,217

CBRE Group, Inc. Class A †	59	1,764

Chimera Investment Corp. R	115	1,896

Citigroup, Inc.	560	26,734

CNP Assurances (France)	151	2,430

CoreLogic, Inc. †	35	1,436

Corporate Office Properties Trust R	36	1,027

Digital Realty Trust, Inc. R	144	14,269

Duke Realty Corp. R	53	1,490

DuPont Fabros Technology, Inc. R	184	7,802

30 Retirement Income Fund Lifestyle 2

COMMON STOCKS (15.8%)* cont.	Shares	Value

Financials cont.
E*Trade Financial Corp. †	231	$6,094

Easterly Government Properties, Inc. R	99	1,930

EastGroup Properties, Inc. R	80	5,870

EPR Properties R	48	3,759

Equity Lifestyle Properties, Inc. R	101	7,831

Equity Residential Trust R	402	26,078

Essex Property Trust, Inc. R	63	14,307

Extra Space Storage, Inc. R	111	8,941

Forest City Realty Trust, Inc. Class A R	167	3,951

Four Corners Property Trust, Inc. R	192	3,976

General Growth Properties R	521	15,182

Getty Realty Corp. R	66	1,553

Goodman Group (Australia) R	701	3,987

Hartford Financial Services Group, Inc. (The)	141	5,791

HCP, Inc. R	419	16,479

Hersha Hospitality Trust R	136	2,657

Highwoods Properties, Inc. R	202	10,714

HSBC Holdings PLC (United Kingdom)	689	5,106

Investor AB Class B (Sweden)	194	6,844

JPMorgan Chase & Co.	469	31,658

Kerry Properties, Ltd. (Hong Kong)	500	1,450

Kimco Realty Corp. R	435	13,072

Legal & General Group PLC (United Kingdom)	150	414

Liberty Property Trust R	246	10,143

Lincoln National Corp.	133	6,388

Macerich Co. (The) R	173	14,167

Macquarie Group, Ltd. (Australia)	14	844

Mapfre SA (Spain)	489	1,322

MetLife, Inc.	16	694

MFA Financial, Inc. R	192	1,482

Mid-America Apartment Communities, Inc. R	127	11,937

Mitsubishi UFJ Financial Group, Inc. (Japan)	1,300	7,099

Monmouth Real Estate Investment Corp. R	114	1,596

Morgan Stanley	613	19,653

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	11	1,988

New World Development Co., Ltd. (Hong Kong)	3,000	3,755

NN Group NV (Netherlands)	72	2,142

Partners Group Holding AG (Switzerland)	4	1,834

Persimmon PLC (United Kingdom)	38	910

Popular, Inc. (Puerto Rico)	70	2,752

Prologis, Inc. R	401	21,297

Prudential Financial, Inc.	47	3,731

PS Business Parks, Inc. R	45	4,985

Public Storage R	107	23,962

Raiffeisen Bank International AG (Austria) †	46	654

Realty Income Corp. R	34	2,235

Regions Financial Corp.	380	3,789

Retirement Income Fund Lifestyle 2 31

COMMON STOCKS (15.8%)* cont.	Shares	Value
Financials cont.
Reinsurance Group of America, Inc.	18	$1,932

Retail Properties of America, Inc. Class A R	47	799

Senior Housing Properties Trust R	70	1,564

Simon Property Group, Inc. R	194	41,798

Societe Generale SA (France)	112	4,078

Spirit Realty Capital, Inc. R	52	689

Starwood Property Trust, Inc. R	144	3,298

Summit Hotel Properties, Inc. R	272	3,890

SunTrust Banks, Inc.	110	4,848

Swiss Life Holding AG (Switzerland)	14	3,502

Swiss Re AG (Switzerland)	88	7,426

Synchrony Financial	134	3,729

Tanger Factory Outlet Centers, Inc. R	217	8,819

Two Harbors Investment Corp. R	155	1,380

UBS Group AG (Switzerland)	55	795

Unum Group	21	748

Vornado Realty Trust R	153	15,806

Voya Financial, Inc.	127	3,713

Weingarten Realty Investors R	232	9,570

Welltower, Inc. R	273	20,953

Wheelock and Co., Ltd. (Hong Kong)	1,000	5,709

Woori Bank (South Korea)	83	790

WP Carey, Inc. R	147	9,798

700,293
Health care (1.9%)
Actelion, Ltd. (Switzerland)	16	2,663

Allergan PLC †	11	2,580

AmerisourceBergen Corp.	176	15,307

Amgen, Inc.	118	20,067

AstraZeneca PLC (United Kingdom)	68	4,383

Bayer AG (Germany)	28	2,997

Biogen, Inc. †	19	5,807

Bruker Corp.	53	1,185

C.R. Bard, Inc.	43	9,496

Cardinal Health, Inc.	32	2,549

Celgene Corp. †	33	3,522

Charles River Laboratories International, Inc. †	37	3,079

Cochlear, Ltd. (Australia)	9	952

Eli Lilly & Co.	53	4,121

Gilead Sciences, Inc.	73	5,722

GlaxoSmithKline PLC (United Kingdom)	522	11,235

Hologic, Inc. †	141	5,417

Johnson & Johnson	245	29,238

McKesson Corp.	47	8,677

Medivation, Inc. †	24	1,933

Novartis AG (Switzerland)	77	6,059

Novo Nordisk A/S Class B (Denmark)	47	2,203

Omega Healthcare Investors, Inc. R	278	10,064

32 Retirement Income Fund Lifestyle 2

COMMON STOCKS (15.8%)* cont.	Shares	Value

Health care cont.
Pfizer, Inc.	493	$17,156

Roche Holding AG (Switzerland)	36	8,777

Sanofi (France)	116	8,937

Shire PLC (United Kingdom)	32	2,001

Taro Pharmaceutical Industries, Ltd. (Israel) †	6	760

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	57	2,872

UnitedHealth Group, Inc.	150	20,408

VCA, Inc. †	27	1,912

Ventas, Inc. R	191	13,880

WellCare Health Plans, Inc. †	22	2,479

Zoetis, Inc.	86	4,395

242,833
Technology (1.9%)
Adobe Systems, Inc. †	107	10,947

Agilent Technologies, Inc.	175	8,222

Alphabet, Inc. Class A †	48	37,913

Amadeus IT Holding SA Class A (Spain)	78	3,584

Amdocs, Ltd.	102	6,132

Apple, Inc.	231	24,509

Applied Materials, Inc.	460	13,726

ARM Holdings PLC (United Kingdom)	39	869

AtoS SE (France)	37	3,641

Brocade Communications Systems, Inc.	301	2,703

Cisco Systems, Inc.	286	8,992

Computer Sciences Corp.	138	6,492

CSRA, Inc.	57	1,447

eBay, Inc. †	349	11,224

Facebook, Inc. Class A †	123	15,513

FEI Co.	14	1,491

HP, Inc.	496	7,128

Intuit, Inc.	22	2,452

L-3 Communications Holdings, Inc.	90	13,394

Maxim Integrated Products, Inc.	174	7,085

Microsoft Corp.	620	35,625

Motorola Solutions, Inc.	39	3,003

NCR Corp. †	65	2,200

Nexon Co., Ltd. (Japan)	100	1,371

Nuance Communications, Inc. †	120	1,750

NVIDIA Corp.	202	12,391

Samsung Electronics Co., Ltd. (South Korea)	4	5,804

Xerox Corp.	513	5,053

254,661
Transportation (0.3%)
AP Moeller — Maersk A/S (Denmark)	2	2,990

Aurizon Holdings, Ltd. (Australia)	324	1,068

Delta Air Lines, Inc.	217	7,975

Deutsche Post AG (Germany)	241	7,635

easyJet PLC (United Kingdom)	28	406

Qantas Airways, Ltd. (Australia)	517	1,260

Retirement Income Fund Lifestyle 2 33

COMMON STOCKS (15.8%)* cont.	Shares	Value

Transportation cont.
Royal Mail PLC (United Kingdom)	684	$4,617

United Parcel Service, Inc. Class B	129	14,089

Yangzijiang Shipbuilding Holdings, Ltd. (China)	6,700	3,755

43,795
Utilities and power (0.5%)
American Electric Power Co., Inc.	41	2,647

Centrica PLC (United Kingdom)	274	837

CLP Holdings, Ltd. (Hong Kong)	500	5,119

E.ON SE (Germany)	466	4,292

Edison International	83	6,036

Endesa SA (Spain)	163	3,320

Enel SpA (Italy)	1,364	6,022

Entergy Corp.	207	16,187

Iberdrola SA (Spain)	515	3,389

Korea Electric Power Corp. (South Korea)	5	260

NiSource, Inc.	121	2,897

PPL Corp.	166	5,773

RWE AG (Germany) †	122	1,996

UGI Corp.	178	8,095

Vectren Corp.	16	783

Westar Energy, Inc.	36	1,978

		69,631

Total common stocks (cost $1,869,513)		$2,081,828

CORPORATE BONDS AND NOTES (9.4%)*	Principal amount	Value

Basic materials (1.4%)
ArcelorMittal SA sr. unsec. unsub. bonds 10.85%,
6/1/19 (France)	$5,000	$5,963

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	3,000	3,278

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	5,000	5,292

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	5,000	4,350

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	1,000	1,000

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. unsub. notes 6.00%, 11/15/41 (Canada)	5,000	4,969

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.625%, 4/29/24	5,000	5,075

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/16/25	3,000	2,955

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	5,000	5,000

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4.875%, 11/15/20	10,000	10,375

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	3,000	2,952

LyondellBasell Industries NV sr. unsec. unsub. notes
4.625%, 2/26/55	5,000	5,017

34 Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (9.4%)* cont.	Principal amount	Value

Basic materials cont.
NOVA Chemicals Corp. 144A sr. unsec. notes 5.00%,
5/1/25 (Canada)	$2,000	$2,065

Packaging Corp. of America sr. unsec. unsub. notes
4.50%, 11/1/23	5,000	5,545

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	95,000	100,214

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	5,000	5,017

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	5,000	6,883

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	5,000	6,720

182,670
Capital goods (0.1%)
Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	5,000	5,075

KLX, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/1/22	5,000	5,248

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	5,000	5,188

Communication services (1.6%)		15,511
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	10,000	10,703

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849%, 4/15/23	5,000	5,381

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5.25%, 9/30/22	5,000	5,250

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	10,000	10,522

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484%, 10/23/45	8,000	9,832

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908%, 7/23/25	2,000	2,207

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	5,000	7,031

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	10,000	14,740

Crown Castle International Corp. sr. unsec. notes
5.25%, 1/15/23 R	7,000	7,993

Crown Castle International Corp. sr. unsec. notes
4.875%, 4/15/22 R	5,000	5,575

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	10,000	10,713

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	5,000	4,931

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	5,000	1,475

Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	5,000	6,963

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 1/15/21	10,000	10,375

Retirement Income Fund Lifestyle 2 35

CORPORATE BONDS AND NOTES (9.4%)* cont.	Principal amount	Value

Communication services cont.
Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8.75%, 5/1/32 (Canada)	$4,000	$5,941

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	35,000	34,606

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	15,000	15,881

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045%, 6/20/36 (Spain)	5,000	6,702

Verizon Communications, Inc. sr. unsec. unsub. notes 5.90%,
2/15/54 (units)	200	5,552

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05%, 3/15/34	5,000	5,706

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	16,000	16,890

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	5,000	5,317

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	5,000	4,863

215,149
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	16,000	17,160

Consumer cyclicals (1.5%)		17,160
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85%, 3/1/39	5,000	7,321

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7.75%, 12/1/45	5,000	7,600

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	5,000	5,479

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	10,000	14,277

D.R. Horton, Inc. company guaranty sr. unsec. sub. notes
5 3/4s, 8/15/23	5,000	5,638

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	5,000	5,167

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20	5,000	5,608

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	2,000	3,252

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	6,000	8,154

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46	5,000	7,419

General Motors Co. sr. unsec. unsub. notes 6.75%, 4/1/46	3,000	3,850

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.20%, 7/6/21	2,000	2,033

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.00%, 9/25/17	2,000	2,026

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	3,000	3,056

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	7,000	7,135

Host Hotels & Resorts LP sr. unsec. unsub. notes
5.25%, 3/15/22 R	5,000	5,517

Howard Hughes Corp. (The) 144A sr. unsec. notes
6.875%, 10/1/21	5,000	5,250

36 Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (9.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21	$5,000	$5,219

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	5,000	4,975

L Brands, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/21	2,000	2,310

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.75%, 10/15/21 ‡‡	10,000	8,125

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55%, 3/15/26	5,000	5,333

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	5,000	5,326

Owens Corning company guaranty sr. unsec. sub. notes
9.00%, 6/15/19	5,000	5,783

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	4,000	4,215

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	5,000	5,350

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	2,000	2,065

QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	2,000	1,993

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	5,000	5,131

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	2,000	2,255

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	10,000	9,250

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. unsub.
notes 5.875%, 10/1/20	5,000	5,161

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 9/15/21	2,000	2,075

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	10,000	10,209

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	2,000	2,175

Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	5,000	5,275

191,007
Consumer staples (0.8%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	10,000	16,322

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	10,000	8,650

ConAgra Foods, Inc. sr. unsec. notes 7.00%, 4/15/19	2,000	2,242

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	5,000	5,800

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	12,000	13,591

CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	4,644	5,133

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4.50%, 2/15/45	5,000	5,409

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7.00%, 10/15/37	10,000	13,726

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6.875%, 1/26/39	5,000	7,025

Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	5,000	5,409

Retirement Income Fund Lifestyle 2 37

CORPORATE BONDS AND NOTES (9.4%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	$5,000	$7,112

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	7,000	7,648

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	2,000	2,271

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	5,000	5,205

105,543
Energy (0.4%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	5,000	5,772

Anadarko Petroleum Corp. sr. unsec. unsub. notes
5.55%, 3/15/26	2,000	2,212

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 10/1/22	5,000	4,625

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315%, 2/13/20 (United Kingdom)	5,000	5,107

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	2,000	1,905

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.70%, 4/1/19	5,000	4,844

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	2,000	1,986

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	2,000	1,958

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	10,000	12,112

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	5,000	6,043

Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	5,000	5,382

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	2,000	2,047

53,993
Financials (2.2%)
Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	5,000	5,175

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	15,000	17,250

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	5,000	5,319

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	4,000	5,240

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	7,000	7,350

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	10,000	10,901

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	5,000	5,723

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	5,000	5,232

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	5,000	5,227

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	2,000	2,158

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	3,000	3,161

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	20,000	21,200

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.90%,
perpetual maturity	2,000	2,075

38 Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (9.4%)* cont.	Principal amount	Value

Financials cont.
Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95%,
perpetual maturity	$18,000	$18,326

Duke Realty LP company guaranty sr. unsec. unsub. notes
3.875%, 2/15/21 R	5,000	5,310

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	2,000	2,145

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	2,000	2,025

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	5,000	5,132

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176%, perpetual maturity (Jersey)	15,000	22,710

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	5,000	5,770

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	7,000	7,144

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN,
2.295%, 8/15/21	5,000	5,030

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	5,000	5,829

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.80%, 3/15/37	5,000	5,800

Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	5,000	5,097

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	3,000	4,779

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5.875%, 3/15/22	2,000	2,085

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	12,000	11,520

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	5,000	5,175

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	10,000	10,510

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	5,000	5,078

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	5,000	5,031

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.00%, 6/1/20	10,000	10,350

Teachers Insurance & Annuity Association of America 144A
unsec. sub. FRN 4.375%, 9/15/54	2,000	2,282

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	5,000	5,100

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	7,000	7,368

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	15,000	16,575

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	5,000	5,632

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	5,000	5,225

283,039
Health care (0.5%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	2,000	2,117

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	10,000	10,627

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 7/31/19	2,000	2,190

Retirement Income Fund Lifestyle 2 39

CORPORATE BONDS AND NOTES (9.4%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	$5,000	$5,300

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	15,000	15,431

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	5,000	5,013

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	5,000	5,231

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	15,000	16,088

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	5,000	5,034

67,031
Technology (0.3%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	5,000	5,425

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	3,000	3,113

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35%, 7/15/46	2,000	2,331

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45%, 6/15/23	8,000	8,529

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	2,000	2,175

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	5,000	5,027

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	5,000	5,046

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	5,000	5,200

36,846
Transportation (—%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes
6.375%, 5/15/23	5,000	4,888

4,888
Utilities and power (0.5%)
AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	5,000	5,888

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.20%, 3/15/42	5,000	5,592

Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	5,000	5,700

Emera US Finance LP 144A company guaranty sr. unsec. notes
3.55%, 6/15/26	3,000	3,160

Energy Transfer Partners LP sr. unsec. unsub. notes
6.50%, 2/1/42	5,000	5,401

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	6,000	6,349

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	2,000	2,021

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	5,000	5,166

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	2,000	2,055

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	10,000	10,914

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974%, 6/1/67	5,000	4,250

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2s, 4/1/19	5,000	5,773

		62,269

Total corporate bonds and notes (cost $1,187,422)		$1,235,106

40 Retirement Income Fund Lifestyle 2

U.S. TREASURY OBLIGATIONS (6.8%)*	Principal amount	Value

U.S. Treasury Bonds
3.75%, 11/15/43 §	$30,000	$39,853
2.75%, 8/15/42	80,000	89,005

U.S. Treasury Notes
2.125%, 5/15/25 §	110,000	115,198
2.00%, 11/30/20 Δ	130,000	134,582
1.375%, 9/30/18	190,000	192,152
1.125%, 12/31/19	110,000	110,493
0.75%, 3/31/18	110,000	109,974
0.75%, 12/31/17	60,000	60,009
0.75%, 6/30/17	50,000	50,045

Total U.S. treasury obligations (cost $869,475)		$901,311

CONVERTIBLE BONDS AND NOTES (3.0%)*	Principal amount	Value

Basic materials (—%)
Cemex SAB de CV cv. unsec. sub. notes 3.75%,
3/15/18 (Mexico)	$3,000	$3,469

Capital goods (0.1%)		3,469
Dycom Industries, Inc. 144A cv. sr. unsec. sub. notes
0.75%, 9/15/21	5,000	5,484

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6.00%, 9/15/29	2,000	4,265

9,749
Communication services (0.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8.25%, 12/1/40	1,000	1,041

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	9,000	9,388

Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27 (In default) † F	7,000	1

10,430
Consumer cyclicals (0.5%)
CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 5/15/18	5,000	6,347

CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 8/1/32	4,000	4,280

Euronet Worldwide, Inc. cv. sr. unsec. bonds 1.50%, 10/1/44	5,000	6,100

Liberty Interactive, LLC cv. sr. unsec. notes 3.50%, 1/15/31	9,000	4,736

Liberty Interactive, LLC 144A cv. sr. unsec. bonds
1.75%, 9/30/46	9,000	9,338

Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.25%, 9/30/46	5,000	5,134

Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2.875%, 7/15/19	8,000	9,280

Navistar International Corp. cv. sr. unsec. sub. bonds
4.75%, 4/15/19	6,000	4,174

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
1.00%, 3/15/18	6,000	9,188

Tesla Motors, Inc. cv. sr. unsec. sub. notes 1.25%, 3/1/21	12,000	10,268

		68,845

Retirement Income Fund Lifestyle 2 41

CONVERTIBLE BONDS AND NOTES (3.0%)* cont.	Principal amount	Value

Consumer staples (0.1%)
Vector Group, Ltd. cv. sr. unsec. sub. FRN 2.50%, 1/15/19	$7,000	$10,066

10,066
Energy (0.2%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2.25%, 12/15/38	13,000	11,798

Energy XXI, Ltd. cv. sr. unsec. bonds 3.00%, 12/15/18 (acquired various dates from 11/19/13 to 1/24/14, cost $3,933)
(In default) † ΔΔ	4,000	23

SEACOR Holdings, Inc. cv. sr. unsec. bonds 3.00%, 11/15/28	5,000	4,116

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes
1.75%, 3/1/17 (In default) †	8,000	4,200

Whiting Petroleum Corp. cv. company guaranty sr. unsec.
unsub. notes 1.25%, 4/1/20 (acquired 5/18/16, cost $3,751) ΔΔ	5,000	3,953

24,090
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5.25%, 12/1/18 R	5,000	5,438

Radian Group, Inc. cv. sr. unsec. notes 2.25%, 3/1/19	4,000	5,248

Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R	11,000	12,382

TCP Capital Corp. cv. sr. unsec. bonds 5.25%, 12/15/19	8,000	8,335

31,403
Health care (0.5%)
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2.75%, 6/15/18	8,000	7,985

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/17 (China) (In default) † F	5,000	400

China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/15/16 (China) (In default) † F	3,000	210

HealthSouth Corp. cv. sr. unsec. sub. notes 2.00%, 12/1/43	7,000	8,247

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2.00%
(zero %, 3/1/18) 3/1/42 ††	9,000	12,279

Impax Laboratories, Inc. cv. sr. unsec. notes 2.00%, 6/15/22	8,000	7,010

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	10,000	10,125

Medidata Solutions, Inc. cv. sr. unsec. notes 1.00%, 8/1/18	4,000	4,690

Teleflex, Inc. cv. sr. unsec. sub. notes 3.875%, 8/1/17	3,000	8,934

59,880
Technology (1.2%)
Avid Technology, Inc. cv. sr. unsec. notes 2.00%, 6/15/20	2,000	1,644

Brocade Communications Systems, Inc. cv. company guaranty
sr. unsec. notes 1.375%, 1/1/20	3,000	2,916

Ciena Corp. cv. sr. unsec. notes 4.00%, 12/15/20	7,000	9,314

Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	5,000	5,753

Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4.25%, 8/15/18	2,000	4,169

Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39	4,000	6,995

j2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29	6,000	7,103

Microchip Technology, Inc. cv. sr. unsec. sub. bonds
1.625%, 2/15/25	15,000	19,303

Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	9,000	8,033

42 Retirement Income Fund Lifestyle 2

CONVERTIBLE BONDS AND NOTES (3.0%)* cont.	Principal amount	Value

Technology cont.
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E,
1.625%, 2/15/33	$8,000	$12,745

Novatel Wireless, Inc. cv. sr. unsec. unsub. notes 5.50%, 6/15/20	2,000	1,820

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2.625%, 5/15/41	4,000	10,985

NVIDIA Corp. cv. sr. unsec. bonds 1.00%, 12/1/18	9,000	27,377

ON Semiconductor Corp. cv. company guaranty sr. unsec.
unsub. notes 1.00%, 12/1/20	6,000	5,839

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5.25%, 5/15/18	8,000	8,350

salesforce.com, Inc. cv. sr. unsec. unsub. notes 0.25%, 4/1/18	8,000	10,280

TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	4,000	4,993

Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21	5,000	4,638

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 12/1/18	11,000	11,275

Transportation (0.1%)		163,532
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. bonds
2.25%, 6/1/22	3,000	2,784

Echo Global Logistics, Inc. cv. sr. unsec. notes 2.50%, 5/1/20	4,000	4,055

Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes
2.375%, 7/1/19	8,000	6,520

		13,359

Total convertible bonds and notes (cost $372,517)		$394,823

MORTGAGE-BACKED SECURITIES (2.2%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.901%, 12/10/49	$11,000	$11,238
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	13,000	14,280

COMM Mortgage Pass-Through Certificates
FRB Ser. 12-CR3, Class XA, IO, 2.232%, 10/15/45	95,296	7,899
FRB Ser. 14-CR14, Class XA, IO, 0.994%, 2/10/47	510,675	18,465

COMM Mortgage Trust
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	13,000	14,272
FRB Ser. 14-LC15, Class XA, IO, 1.539%, 4/10/47	97,156	6,204
FRB Ser. 13-LC13, Class XA, IO, 1.538%, 8/10/46	152,113	8,119
FRB Ser. 14-CR18, Class XA, IO, 1.428%, 7/15/47	98,034	6,094
FRB Ser. 14-CR16, Class XA, IO, 1.394%, 4/10/47	120,890	7,182
FRB Ser. 14-UBS6, Class XA, IO, 1.209%, 12/10/47	197,250	11,853

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 07-LDPX, Class A3, 5.42%, 1/15/49	11,762	11,880
Ser. 04-LN2, Class A2, 5.115%, 7/15/41	588	589

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class AS, 4.56%, 8/15/46	10,000	11,181
FRB Ser. 13-C13, Class XA, IO, 1.311%, 11/15/46	229,389	13,075
FRB Ser. 13-C12, Class XA, IO, 1.102%, 10/15/46	226,204	8,430

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 2.19%, 11/15/45	137,322	9,022

Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2,
5.61%, 4/15/49	3,629	3,626

Retirement Income Fund Lifestyle 2 43

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246%, 12/17/43	$9,722	$9,712

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2,
Class XA, IO, 1.797%, 5/10/63	292,414	15,898

UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154%, 1/10/45	10,000	11,318

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12,
Class AS, 4.433%, 7/15/46	10,000	11,029

WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46	20,000	22,443
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	12,000	13,385
Ser. 13-C12, Class AS, 3.56%, 3/15/48	10,000	10,696
Ser. 12-C9, Class AS, 3.388%, 11/15/45	10,000	10,610

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class XA, IO, 2.286%, 11/15/45 F	91,705	8,096
FRB Ser. 12-C10, Class XA, IO, 1.865%, 12/15/45 F	99,850	7,611
FRB Ser. 13-C12, Class XA, IO, 1.531%, 3/15/48	114,250	6,838

Total mortgage-backed securities (cost $288,834)		$291,045

CONVERTIBLE PREFERRED STOCKS (2.0%)*	Shares	Value

Basic materials (0.1%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	198	$6,812

6,812
Capital goods (0.1%)
Belden, Inc. $6.75 cv. pfd. †	64	6,863

6,863
Communication services (0.4%)
American Tower Corp. $5.50 cv. pfd. R	125	13,680

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	147	7,396

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	67	7,552

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	72	6,507

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	191	14,774

49,909
Consumer cyclicals (0.2%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	215	5,405

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (Italy)	195	12,943

Stanley Black & Decker, Inc. $6.25 cv. pfd.	82	10,373

28,721
Consumer staples (0.1%)
Tyson Foods, Inc. $2.375 cv. pfd.	153	12,679

12,679
Energy (0.1%)
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	4	172

Hess Corp. $2.00 cv. pfd.	82	5,423

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	116	3,735

9,330
Financials (0.6%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	220	7,693

AMG Capital Trust II $2.575 cv. pfd.	145	7,803

Banc of California, Inc. $4.00 cv. pfd.	72	7,299

Bank of America Corp. Ser. L, 7.25% cv. pfd.	17	20,910

EPR Properties Ser. C, $1.438 cv. pfd. R	392	11,889

44 Retirement Income Fund Lifestyle 2

CONVERTIBLE PREFERRED STOCKS (2.0%)* cont.		Shares	Value

Financials cont.
iStar, Inc. $2.25 cv. pfd. R		89	$4,451

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)		98	4,946

Mandatory Exchangeable Trust 144A $5.75 cv. pfd. †		37	4,457

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.		9	12,150

Welltower, Inc. Ser. I, $3.25 cv. pfd. R		121	8,372

89,970
Health care (0.2%)
Allergan PLC Ser. A, 5.50% cv. pfd.		21	17,486

Anthem, Inc. $2.63 cv. pfd.		120	5,174

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel)		10	8,530

31,190
Utilities and power (0.2%)
Dominion Resources, Inc. Ser. A, $3.375 cv. pfd. †		163	8,266

Dynegy, Inc. $7.00 cv. pfd. †		30	2,579

El Paso Energy Capital Trust I $2.375 cv. pfd.		145	7,535

Exelon Corp. $3.25 cv. pfd.		187	8,894

			27,274

Total convertible preferred stocks (cost $246,239)			$262,748

SENIOR LOANS (0.3%)* [c]		Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20		$14,778	$11,324

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17		18,906	20,040

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20		4,911	4,911

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21		4,854	4,771

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.188%, 2/27/21		4,900	4,927

Total senior loans (cost $47,863)			$45,973

SHORT-TERM INVESTMENTS (16.3%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.44% L	Shares	2,144,649	$2,144,649

U.S. Treasury Bills 0.269%, 9/8/16 #		$3,000	3,000

Total short-term investments (cost $2,147,649)			$2,147,649

TOTAL INVESTMENTS

Total investments (cost $13,142,938)			$13,226,389

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
SPDR	S&P Depository Receipts

Retirement Income Fund Lifestyle 2 45

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $13,174,862.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,976, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,048,361 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $104,571)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$901	$874	$27

Barclays Bank PLC
	Hong Kong Dollar	Sell	11/16/16	335	335	—

46 Retirement Income Fund Lifestyle 2

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $104,571) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Citibank, N.A.
	British Pound	Buy	9/21/16	$1,708	$1,690	$18

	British Pound	Sell	9/21/16	1,708	1,700	(8)

	Danish Krone	Buy	9/21/16	1,920	1,915	5

	Japanese Yen	Sell	11/16/16	2,052	2,074	22

	Credit Suisse International
	British Pound	Buy	9/21/16	6,175	6,148	27

	British Pound	Sell	9/21/16	6,175	6,788	613

	Norwegian Krone	Buy	9/21/16	1,788	1,786	2

	Swedish Krona	Sell	9/21/16	4,677	4,820	143

	Swiss Franc	Buy	9/21/16	7,532	7,523	9

	Goldman Sachs International
	Japanese Yen	Buy	11/16/16	5,264	5,328	(64)

HSBC Bank USA, National Association
	Euro	Sell	9/21/16	12,615	12,669	54

	JPMorgan Chase Bank N.A.
	British Pound	Buy	9/21/16	1,445	1,449	(4)

	British Pound	Sell	9/21/16	1,445	1,439	(6)

	Euro	Buy	9/21/16	1,563	1,546	17

	Euro	Sell	9/21/16	1,563	1,565	2

	Hong Kong Dollar	Sell	11/16/16	1,819	1,820	1

	Japanese Yen	Buy	11/16/16	1,749	1,799	(50)

	Norwegian Krone	Sell	9/21/16	4,045	4,036	(9)

	Singapore Dollar	Buy	11/16/16	7,632	7,696	(64)

	Swiss Franc	Buy	9/21/16	2,138	2,186	(48)

	State Street Bank and Trust Co.
	British Pound	Buy	9/21/16	1,708	2,077	(369)

	Euro	Buy	9/21/16	2,903	2,891	12

	Euro	Sell	9/21/16	2,902	2,915	13

	Israeli Shekel	Sell	10/19/16	477	517	40

	Japanese Yen	Buy	11/16/16	3,928	4,054	(126)

	Swedish Krona	Buy	9/21/16	3,788	3,921	(133)

	Swiss Franc	Buy	9/21/16	1,425	1,391	34

	UBS AG
	Australian Dollar	Buy	10/19/16	2,778	2,821	(43)

	British Pound	Buy	9/21/16	1,314	1,442	(128)

	British Pound	Sell	9/21/16	1,314	1,308	(6)

	Swiss Franc	Buy	9/21/16	3,054	3,051	3

	WestPac Banking Corp.
	New Zealand Dollar	Buy	10/19/16	1,014	997	17

	Total					$1

Retirement Income Fund Lifestyle 2 47

FUTURES CONTRACTS OUTSTANDING at 8/31/16
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	1	$218,313	Dec-16	$123

U.S. Treasury Note 5 yr (Long)	1	121,250	Dec-16	139

Total				$262

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
EM Series 25 Index	BBB/P	$74,370	$804,000	6/20/21	100 bp	$24,544

Total		$74,370				$24,544

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$764	$903,870	12/20/20	500 bp	$54,624
Index

Total		$764				$54,624

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

48 Retirement Income Fund Lifestyle 2

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$52,797	$7,885	$—

Capital goods	95,289	—	—

Communication services	55,568	5,804	—

Conglomerates	8,120	—	—

Consumer cyclicals	261,998	19,905	—

Consumer staples	147,463	10,810	—

Energy	102,664	2,312	—

Financials	676,659	23,634	—

Health care	241,881	952	—

Technology	247,486	7,175	—

Transportation	37,712	6,083	—

Utilities and power	64,252	5,379	—

Total common stocks	1,991,889	89,939	—
Convertible bonds and notes	—	394,212	611

Convertible preferred stocks	9,158	253,590	—

Corporate bonds and notes	—	1,235,106	—

Investment companies	5,865,906	—	—

Mortgage-backed securities	—	291,045	—

Senior loans	—	45,973	—

U.S. treasury obligations	—	901,311	—

Short-term investments	2,144,649	3,000	—

Totals by level	$10,011,602	$3,214,176	$611

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1	$—

Futures contracts	262	—	—

Credit default contracts	—	4,034	—

Totals by level	$262	$4,035	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2 49

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,010,916)	$5,353,537
Affiliated issuers (identified cost $8,132,022) (Note 5)	7,872,852

Cash	168

Foreign currency (cost $134) (Note 1)	133

Dividends, interest and other receivables	38,366

Receivable for investments sold	4,903

Receivable from Manager (Note 2)	32,199

Receivable for variation margin (Note 1)	47

Unrealized appreciation on forward currency contracts (Note 1)	1,059

Unrealized appreciation on OTC swap contracts (Note 1)	24,544

Prepaid assets	32,661

Total assets	13,360,469

LIABILITIES

Payable for investments purchased	4,399

Payable for custodian fees (Note 2)	21,542

Payable for investor servicing fees (Note 2)	1,823

Payable for Trustee compensation and expenses (Note 2)	801

Payable for administrative services (Note 2)	37

Payable for distribution fees (Note 2)	5,704

Payable for auditing and tax fees	60,054

Payable for reports to shareholders	13,560

Payable for variation margin (Note 1)	1,802

Premium received on OTC swap contracts (Note 1)	74,370

Unrealized depreciation on forward currency contracts (Note 1)	1,058

Other accrued expenses	457

Total liabilities	185,607

Net assets	$13,174,862

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,091,849

Undistributed net investment income (Note 1)	71,582

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(151,443)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	162,874

Total — Representing net assets applicable to capital shares outstanding	$13,174,862

(Continued on next page)

50 Retirement Income Fund Lifestyle 2

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,672,488 divided by 1,242,605 shares)	$10.20

Offering price per class A share (100/96.00 of $10.20)*	$10.63

Net asset value and offering price per class B share ($156,142 divided by 15,511 shares)**	$10.07

Net asset value and offering price per class C share ($224,698 divided by 22,320 shares)**	$10.07

Net asset value and redemption price per class M share ($31,363 divided by 3,079 shares)	$10.19

Offering price per class M share (100/96.75 of $10.19)†	$10.53

Net asset value, offering price and redemption price per class R share
($20,786 divided by 2,040 shares)	$10.19

Net asset value, offering price and redemption price per class Y share
($69,385 divided by 6,797 shares)	$10.21

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2 51

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign taxes paid and refunded of $1,883)
(including dividend income of $262,761 from investments in affiliated issuers) (Note 5)	$345,133

Interest (including interest income of $7,283 from investments in affiliated issuers) (Note 5)	112,056

Securities lending (net of expenses) (Note 1)	90

Total investment income	457,279

EXPENSES

Compensation of Manager (Note 2)	39,398

Investor servicing fees (Note 2)	11,147

Custodian fees (Note 2)	41,439

Trustee compensation and expenses (Note 2)	592

Distribution fees (Note 2)	37,472

Administrative services (Note 2)	236

Reports to shareholders	25,193

Auditing and tax fees	60,867

Blue sky expense	73,966

Other	1,330

Fees waived and reimbursed by Manager (Note 2)	(193,533)

Total expenses	98,107

Expense reduction (Note 2)	(8)

Net expenses	98,099

Net investment income	359,180

Net realized loss on investments (including realized loss of $85,832 on sales of investments
in affiliated issuers) (Notes 1, 3, and 5)	(118,495)

Capital gain distributions from underlying Putnam Fund shares (Note 5)	30,790

Net increase from payments by affiliates (Note 2)	27

Net realized gain on swap contracts (Note 1)	17,127

Net realized gain on futures contracts (Note 1)	3,855

Net realized gain on foreign currency transactions (Note 1)	1,307

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	173

Net unrealized appreciation of investments, futures contracts and swap contracts
during the year	110,181

Net gain on investments	44,965

Net increase in net assets resulting from operations	$404,145

The accompanying notes are an integral part of these financial statements.

52 Retirement Income Fund Lifestyle 2

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$359,180	$195,713

Net realized gain (loss) on investments
and foreign currency transactions	(65,389)	424,825

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	110,354	(676,391)

Net increase (decrease) in net assets resulting
from operations	404,145	(55,853)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(333,906)	(248,227)

Class B	(4,518)	(3,196)

Class C	(5,928)	(3,836)

Class M	(2,728)	(2,039)

Class R	(2,492)	(1,756)

Class Y	(4,175)	(3,340)

Net realized short-term gain on investments

Class A	(17,797)	(182,814)

Class B	(322)	(3,457)

Class C	(423)	(4,149)

Class M	(174)	(1,694)

Class R	(160)	(1,458)

Class Y	(225)	(2,187)

From net realized long-term gain on investments
Class A	(341,954)	(178,523)

Class B	(6,177)	(3,376)

Class C	(8,137)	(4,052)

Class M	(3,335)	(1,655)

Class R	(3,069)	(1,423)

Class Y	(4,321)	(2,119)

Increase (decrease) from capital share transactions (Note 4)	(730,690)	2,813,569

Total increase (decrease) in net assets	(1,066,386)	2,108,415

NET ASSETS

Beginning of year	14,241,248	12,132,833

End of year (including undistributed net investment income
of $71,582 and $22,722, respectively)	$13,174,862	$14,241,248

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2 53

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d,e]	(%) [d]	(%)

Class A
August 31, 2016	$10.42	.27 [f]	.05	.32	(.26)	(.28)	(.54)	$10.20	3.31	$12,672.70		2.66 [f]	28
August 31, 2015	10.95	.15 [g]	(.21)	(.06)	(.19)	(.28)	(.47)	10.42	(.61)	13,269.70		1.37 [g]	40
August 31, 2014	10.42	.16 [h]	.72	.88	(.20)	(.15)	(.35)	10.95	8.59	11,238.70		1.45 [h]	56
August 31, 2013	10.15	.09	.35	.44	(.08)	(.09)	(.17)	10.42	4.41	11,695.70		.89	29
August 31, 2012	9.75	.14 [i]	.49	.63	(.23)	—	(.23)	10.15	6.62	10,110.70		1.40 [i]	36

Class B
August 31, 2016	$10.30	.22 [f]	.03	.25	(.20)	(.28)	(.48)	$10.07	2.57	$156	1.45	2.21 [f]	28
August 31, 2015	10.85	.07 [g]	(.21)	(.14)	(.13)	(.28)	(.41)	10.30	(1.38)	252	1.45	.63 [g]	40
August 31, 2014	10.36	.07 [h]	.72	.79	(.15)	(.15)	(.30)	10.85	7.73	199	1.45	.65 [h]	56
August 31, 2013	10.11	.02	.35	.37	(.03)	(.09)	(.12)	10.36	3.72	181	1.45	.16	29
August 31, 2012	9.74	.06 [i]	.49	.55	(.18)	—	(.18)	10.11	5.73	156	1.45	.66 [i]	36

Class C
August 31, 2016	$10.30	.21 [f]	.04	.25	(.20)	(.28)	(.48)	$10.07	2.56	$225	1.45	2.10 [f]	28
August 31, 2015	10.85	.06 [g]	(.20)	(.14)	(.13)	(.28)	(.41)	10.30	(1.38)	307	1.45	.60 [g]	40
August 31, 2014	10.36	.06 [h]	.73	.79	(.15)	(.15)	(.30)	10.85	7.73	290	1.45	.59 [h]	56
August 31, 2013	10.11	.01	.36	.37	(.03)	(.09)	(.12)	10.36	3.72	237	1.45	.05	29
August 31, 2012	9.74	.06 [i]	.49	.55	(.18)	—	(.18)	10.11	5.73	101	1.45	.65 [i]	36

Class M
August 31, 2016	$10.41	.33 [f]	(.04)	.29	(.23)	(.28)	(.51)	$10.19	3.02	$31.95		3.28 [f]	28
August 31, 2015	10.94	.12 [g]	(.20)	(.08)	(.17)	(.28)	(.45)	10.41	(.83)	129.95		1.09 [g]	40
August 31, 2014	10.41	.13 [h]	.73	.86	(.18)	(.15)	(.33)	10.94	8.34	135.95		1.17 [h]	56
August 31, 2013	10.14	.07	.35	.42	(.06)	(.09)	(.15)	10.41	4.17	128.95		.65	29
August 31, 2012	9.75	.11 [i]	.49	.60	(.21)	—	(.21)	10.14	6.27	124.95		1.15 [i]	36

Class R
August 31, 2016	$10.41	.35 [f]	(.06)	.29	(.23)	(.28)	(.51)	$10.19	3.01	$21.95		3.44 [f]	28
August 31, 2015	10.94	.12 [g]	(.20)	(.08)	(.17)	(.28)	(.45)	10.41	(.83)	116.95		1.09 [g]	40
August 31, 2014	10.42	.13 [h]	.72	.85	(.18)	(.15)	(.33)	10.94	8.25	112.95		1.17 [h]	56
August 31, 2013	10.14	.07	.36	.43	(.06)	(.09)	(.15)	10.42	4.27	104.95		.65	29
August 31, 2012	9.75	.11 [i]	.48	.59	(.20)	—	(.20)	10.14	6.22	101.95		1.15 [i]	36

Class Y
August 31, 2016	$10.43	.35 [f]	— [j]	.35	(.29)	(.28)	(.57)	$10.21	3.55	$69.45		3.50 [f]	28
August 31, 2015	10.96	.17 [g]	(.20)	(.03)	(.22)	(.28)	(.50)	10.43	(.38)	167.45		1.60 [g]	40
August 31, 2014	10.43	.18 [h]	.73	.91	(.23)	(.15)	(.38)	10.96	8.82	160.45		1.67 [h]	56
August 31, 2013	10.15	.12	.35	.47	(.10)	(.09)	(.19)	10.43	4.75	150.45		1.16	29
August 31, 2012	9.76	.16 [i]	.49	.65	(.26)	—	(.26)	10.15	6.82	102.45		1.66 [i]	36

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2 55

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	1.43%

August 31, 2015	1.18

August 31, 2014	1.11

August 31, 2013	0.81

August 31, 2012	2.03

e Expense ratios do not include expenses of the acquired funds.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.10	1.01%

Class B	0.12	1.17

Class C	0.11	1.11

Class M	0.15	1.48

Class R	0.16	1.56

Class Y	0.13	1.33

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.05	0.44%

Class B	0.05	0.45

Class C	0.05	0.43

Class M	0.05	0.42

Class R	0.05	0.42

Class Y	0.05	0.43

56 Retirement Income Fund Lifestyle 2

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.05	0.51%

Class B	0.05	0.48

Class C	0.05	0.45

Class M	0.05	0.50

Class R	0.05	0.49

Class Y	0.05	0.49

i Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.06	0.64%

Class B	0.06	0.65

Class C	0.06	0.64

Class M	0.06	0.64

Class R	0.06	0.64

Class Y	0.06	0.64

j Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2 57

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s asset allocation strategy may be attractive to investors who are in or near retirement, or who otherwise intend to make periodic withdrawals of their investment in the near future. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations between fixed-income and equity investments from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund, which are other Putnam mutual funds and referred to as underlying funds. The fund may invest without limit in bonds that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

58 Retirement Income Fund Lifestyle 2

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Retirement Income Fund Lifestyle 2 59

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

60 Retirement Income Fund Lifestyle 2

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Retirement Income Fund Lifestyle 2 61

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $50,754 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $108,700 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some

62 Retirement Income Fund Lifestyle 2

cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$69,829	$—	$69,829

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $43,427 to increase undistributed net investment income and $43,427 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$408,804
Unrealized depreciation	(406,704)

Net unrealized appreciation	2,100
Undistributed ordinary income	151,210
Capital loss carryforward	(69,829)
Cost for federal income tax purposes	$13,224,276

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.291% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2017, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management

Retirement Income Fund Lifestyle 2 63

contracts) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $4,707 as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $188,826 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $27 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$10,530	Class R	61

Class B	162	Class Y	100

Class C	225	Total	$11,147

Class M	69

64 Retirement Income Fund Lifestyle 2

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6 under the expense offset arrangements and by $2 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$31,963	Class M	429

Class B	1,973	Class R	374

Class C	2,733	Total	$37,472

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,128 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$2,717,463	$3,409,856

U.S. government securities (Long-term)	517,396	777,555

Total	$3,234,859	$4,187,411

Retirement Income Fund Lifestyle 2 65

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	31,660	$320,384	342,390	$3,707,607

Shares issued in connection with
reinvestment of distributions	32,709	324,352	27,640	293,048

	64,369	644,736	370,030	4,000,655

Shares repurchased	(94,780)	(944,003)	(123,024)	(1,313,504)

Net increase (decrease)	(30,411)	$(299,267)	247,006	$2,687,151

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	8,320	$81,882	7,283	$78,658

Shares issued in connection with
reinvestment of distributions	1,128	11,016	956	10,016

	9,448	92,898	8,239	88,674

Shares repurchased	(18,433)	(180,377)	(2,052)	(21,608)

Net increase (decrease)	(8,985)	$(87,479)	6,187	$67,066

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	5,386	$52,910	3,344	$35,778

Shares issued in connection with
reinvestment of distributions	1,226	11,982	945	9,907

	6,612	64,892	4,289	45,685

Shares repurchased	(14,098)	(137,325)	(1,182)	(12,398)

Net increase (decrease)	(7,486)	$(72,433)	3,107	$33,287

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	631	6,237	509	5,388

	631	6,237	509	5,388

Shares repurchased	(9,940)	(97,512)	(467)	(5,039)

Net increase (decrease)	(9,309)	$(91,275)	42	$349

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	1,016	$10,554	507	$5,418

Shares issued in connection with
reinvestment of distributions	578	5,721	438	4,637

	1,594	16,275	945	10,055

Shares repurchased	(10,721)	(105,738)	—	—

Net increase (decrease)	(9,127)	$(89,463)	945	$10,055

66 Retirement Income Fund Lifestyle 2

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,556	$17,069

Shares issued in connection with
reinvestment of distributions	873	8,663	716	7,596

	873	8,663	2,272	24,665

Shares repurchased	(10,107)	(99,436)	(822)	(9,004)

Net increase (decrease)	(9,234)	$(90,773)	1,450	$15,661

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	674,487	54.28%	$6,879,767

Class B	1,038	6.69	10,453

Class C	1,038	4.65	10,453

Class M	1,027	33.35	10,465

Class R	1,027	50.34	10,465

Class Y	1,031	15.17	10,527

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at
	the beginning					Fair value at
	of the					the end of the
	reporting			Investment	Capital gain	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	distributions	period

Putnam Short Term
Investment Fund*	$2,145,873	$1,196,983	$1,198,207	$7,215	$—	$2,144,649

Putnam Absolute
Return 100 Fund
Class Y	731,812	37,023	97,298	13,251	—	665,888

Putnam Absolute
Return 300 Fund
Class Y	1,746,237	138,506	233,514	81,455	—	1,547,844

Putnam Absolute
Return 500 Fund
Class Y	2,913,579	260,409	389,190	138,781	26,543	2,599,958

Putnam Absolute
Return 700 Fund
Class Y	433,444	47,784	58,379	29,274	4,247	385,481

Putnam Money
Market Fund Class A	587,779	19,091	77,838	68	—	529,032

Totals	$8,558,724	$1,699,796	$2,054,426	$270,044	$30,790	$7,872,852

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Retirement Income Fund Lifestyle 2 67

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$170,000

OTC credit default contracts (notional)	$800,000

Centrally cleared credit default contracts (notional)	$940,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$53,860*	depreciation	$49,826

Foreign exchange
contracts	Receivables	1,059	Payables	1,058

Receivables, Net
assets — Unrealized
Interest rate contracts	appreciation	262*	Payables	—

Total		$55,181		$50,884

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

68 Retirement Income Fund Lifestyle 2

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$17,127	$17,127

Foreign exchange contracts	—	715	—	$715

Interest rate contracts	3,855	—	—	$3,855

Total	$3,855	$715	$17,127	$21,697

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$102,089	$102,089

Foreign exchange contracts	—	529	—	$529

Interest rate contracts	873	—	—	$873

Total	$873	$529	$102,089	$103,491

Retirement Income Fund Lifestyle 2 69

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Credit default contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	47	—	—	—	47

Forward currency contracts#	27	—	—	45	794	—	54	20	—	99	3	17	1,059

Total Assets	$27	$—	$—	$45	$794	$—	$54	$20	$47	$99	$3	$17	$1,106

Liabilities:

OTC Credit default contracts*#	$—	$49,826	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$49,826

Centrally cleared credit default contracts§	—	—	1,802	—	—	—	—	—	—	—	—	—	1,802

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	—	—	8	—	64	—	181	—	628	177	—	1,058

Total Liabilities	$—	$49,826	$1,802	$8	$—	$64	$—	$181	$—	$628	$177	$—	$52,686

Total Financial and Derivative Net Assets	$27	$(49,826)	$(1,802)	$37	$794	$(64)	$54	$(161)	$47	$(529)	$(174)	$17	$(51,580)

Total collateral received (pledged)†##	$—	$(49,826)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$27	$—	$(1,802)	$37	$794	$(64)	$54	$(161)	$47	$(529)	$(174)	$17

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

70 Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2 71

Federal tax information (Unaudited)

The fund designated 9.05% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 13.59%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

72 Retirement Income Fund Lifestyle 2

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Retirement Income Fund Lifestyle 2 73

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

74 Retirement Income Fund Lifestyle 2

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Retirement Income Fund Lifestyle 2 75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76 Retirement Income Fund Lifestyle 2

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
The Putnam Advisory	George Putnam, III	and Assistant Treasurer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer, and	Vice President and
State Street Bank	Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Director of
Ropes & Gray LLP	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
Independent Registered	Robert T. Burns	and Associate Treasurer
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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302490 10/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2016	$52,995	$ —	$7,865	$ —
August 31, 2015	$50,712	$ —	$8,636	$ —

For the fiscal years ended August 31, 2016 and August 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $567,618 and $688,312 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2016	$ —	$559,753	$ —	$ —

August 31, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2016